SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 9, 2020

IONIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 Par Value	“IONS”	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information provided under Item 5.02 below is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Second Amended and Restated Advisory Services Agreement between the Company and B. Lynne Parshall

As Ionis Pharmaceuticals, Inc. (the “Company”) previously reported on its Current Report on Form 8-K filed on January 16, 2018, B. Lynne Parshall, who was with the Company for 27 years and was the Company’s former Chief Operating Officer, became a Senior Strategic Advisor to the Company effective January 2018.  The Company and Ms. Parshall entered into a Strategic Advisory Services Agreement on January 16, 2018, which was amended and restated on March 22, 2019.  On January 9, 2020, the Company entered into a second amended and restated Strategic Advisory Services Agreement with Ms. Parshall (the “Second Amended and Restated Advisory Services Agreement”).

Pursuant to the Second Amended and Restated Advisory Services Agreement, Ms. Parshall will receive annual compensation of $300,000 for services we expect Ms. Parshall to provide in the fiscal year ending December 31, 2020.  If Ms. Parshall provides more than seventy-three full days of service in fiscal year ending December 31, 2020, she will receive additional compensation of $5,000 per day to be paid at the end of 2020.  Ms. Parshall will not be eligible for a performance bonus for services provided under the Second Amended and Restated Advisory Services Agreement.  Payment for services after 2020 will be set by mutual written agreement between the Company and Ms. Parshall.

Ms. Parshall will continue to serve on the board of directors of the Company and Akcea Therapeutics, Inc. (“Akcea”), a subsidiary of the Company.  Ms. Parshall will receive for her board service the same compensation as the Company and Akcea provide their other nonemployee directors.  If in the future Ms. Parshall ends her board of director service for the Company, for 18 months following such date, the Company will pay Ms. Parshall’s COBRA premium payments, or if COBRA is not available, an amount equal to the cost of comparable health insurance coverage.  The Second Amended and Restated Advisory Services Agreement will continue until terminated by the Company or Ms. Parshall upon 120 days’ advance written notice.

The foregoing summary of the Second Amended and Restated Advisory Services Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Advisory Services Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amended and Restated Advisory Services Agreement dated January 9, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ionis Pharmaceuticals, Inc.

Dated: January 10, 2020	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Senior Vice President, Legal, General Counsel and Chief Compliance Officer